                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported)     January 16, 1996
                                                     -----------------------


                           REUNION RESOURCES COMPANY
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
            -------------------------------------------------------
                (State or other jurisdiction of incorporation)


               1-7726                                 76-0404108
      ---------------------------         -----------------------------------
       (Commission File Number)            (IRS Employer Identification No.)


               2801 Post Oak Boulevard, Suite 400, Houston, Texas      77056
------------------------------------------------------------------------------
                      (Address of principal executive offices)      (Zip Code)


     Registrant's telephone number, including area code      (713) 627-9277
                                                         ----------------------


                                 Not Applicable
       ----------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On January 16, 1996, Reunion Resources Company ("Reunion") announced that Bargo Energy Company indicated it does not intend to acquire Reunion's oil and gas assets. Reunion's January 16, 1996 press release concerning this matter is attached hereto as an exhibit and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Businesses Acquired.  Not applicable.

     (b) Pro Forma Financial Information.  Not applicable.

     (c)  Exhibits.

          99 Press Release of Reunion Resources Company dated January 16, 1996 (filed herewith).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 17, 1996                    REUNION RESOURCES COMPANY



                                    By:      /s/ Richard L. Evans
                                       ---------------------------------
                                         Richard L. Evans,
                                         Executive Vice President

                                      -2-